                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06120

                           THE FIRST ISRAEL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
              (Address of Principal Executive Offices)   (Zip Code)

                               J. Kevin Gao, Esq.
                           The First Israel Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31st

Date of reporting period: October 1, 2005 to December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

THE FIRST ISRAEL FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2005

[ISL LISTED NYSE(R) LOGO]

ISL-AR-1205

CONTENTS

Letter to Shareholders                                                  1

Portfolio Summary                                                       4

Schedule of Investments                                                 5

Statement of Assets and Liabilities                                     8

Statement of Operations                                                 9

Statement of Changes in Net Assets                                     10

Statement of Cash Flows                                                11

Financial Highlights                                                   12

Notes to Financial Statements                                          14

Report of Independent Registered Public Accounting Firm                21

Results of Annual Meeting of Shareholders                              22

Tax Information                                                        23

Description of InvestLink(SM) Program                                  24

Information Concerning Directors and Officers                          27

Annual Certifications                                                  29

Advisory Agreement Approval Disclosure                                 30

Proxy Voting and Portfolio Holdings Information                        35

LETTER TO SHAREHOLDERS

                                                                February 1, 2006

DEAR SHAREHOLDER:

We are writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the three-month period ended December 31, 2005. The Fund recently altered its fiscal year to end on December 31, and therefore this letter provides a review only of the final three months of 2005. The Fund had previously reported to shareholders on the year ended September 30, 2005. Next year's annual letter will cover the full year, from January 1, 2006 through December 31, 2006.

At December 31, 2005, total net assets of the Fund were approximately $74.3 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $43.4 million, with another $20.5 million in Israeli and Israeli-related companies listed and trading in the United States. Combined, these totaled $63.9 million, as compared with $61.9 million on September 30, 2005. The Fund also held investments valued at approximately $7.2 million in unlisted securities, as compared to approximately $7.4 million on September 30, 2005. In percentage terms, at December 31, 2005, 95.7% of the Fund's net assets were invested in Israeli and Israeli-related companies, of which 85.9% were listed and trading on the TASE and in the United States and 9.8% were in unlisted securities.

The Fund declared a distribution of U.S. $1.60 per share on December 9, 2005, equivalent to 8.4% of the NAV at the time of the announcement, and went ex-dividend on December 19, 2005. The entirety of the distribution was comprised of long-term capital gains. On December 31, 2005, the net asset value ("NAV") per share was $17.44 (net of dividends), compared with $18.28 on September 30, 2005. The Fund's common stock closed on the New York Stock Exchange, Inc. (the "NYSE") on December 31, 2005 at $15.67 per share, representing a discount of 10.20% to the Fund's NAV.

The Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably the NYSE and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in emerging markets.

PERFORMANCE

Based on NAV, and including the dividend, the Fund had a gain of 4.76% for the three months ended December 31, 2005, compared with increases of 13.98% and 9.05%, respectively, for the Morgan Stanley Capital International Israel Index* (the "MSCI Index") and the Tel Aviv 100 Index**.

The diversification requirements imposed on the Fund by the United States Internal Revenue Code limit the Fund's overall exposure to the companies with the largest market capitalization, obliging us to underweight those companies with the largest representation in the benchmark indices. This hurt us in the fourth quarter of 2005. The Fund's performance lagged in the quarter relative to its MSCI Israel benchmark primarily due to the Index's outsize 46% weighting to a single company, Teva Pharmaceuticals, a world-leading generics firm. In the quarter, Teva shares rose 28.7% and were largely responsible for the strong gains registered by the MSCI Index.

But in addition to being a simple IRS constraint, we think the avoidance of too high a concentration in any single stock is a rather wise investment policy generally. In our Fund, we seek to provide exposure to a broad range of investments in Israeli companies, including a number of smaller companies that are not included in the major indices. The Fund also offers individual investors access to potential gains from innovations in Israel's venture-based biotech and technology sectors through our private equity holdings. However, in the fourth quarter, the Fund's longstanding under-weighting to Teva Pharmaceutical Industries Ltd. (14.2% of the Fund's net assets as of December 31, 2005) relative to the MSCI Index, our exposure to the private equity market and cash held to pay the dividend were among the key detractors to performance.

Relative to the Tel Aviv 100, the Fund underperformed mainly due to our large overweight position in Check Point Software Technologies Ltd. (5.1% of the Fund's net assets as of December 31, 2005), which was down 17.5% in the quarter, and stock selection in the banking and insurance sectors.

It should be noted that the valuation of Portfolio holdings of illiquid securities typically lag price recovery in the public markets because improvements in the valuation of illiquid holdings generally result from financing rounds at improved valuations, public offerings or the sale of an investment. Write-downs, on the other hand, reflect the investment manager's judgment that events have taken place that impact the future realization of value for an investment.

The last two years have seen an improvement in the performance of Israel's technology sector from the 1999 post bubble valuations. During the period, the Fund received distributions from limited partnerships totaling approximately $155,000, from two different realizations. During this period, the Fund also funded capital commitments of approximately $187,000, at valuations significantly below the pre-bubble period. The unfunded commitments of the Fund total $2.4 million at December 31, 2005, compared with $3.5 million a year earlier.

THE MARKET

The final three months of 2005 helped push the MSCI Israel Index to a 27% gain for the year as the country's economic recovery continued. Exports from Israel's high-tech sectors constituted the main growth engine, accounting for more than 60% of output expansion in the private sector. A weaker shekel during this period provided some tailwind for the increased export growth but, with energy prices on the rise and above-trend GDP growth over the last year, the shekel's depreciation also generated inflation fears.

The Bank of Israel responded with a new cycle of monetary tightening, raising rates from 3.50% to 4.25%. After a sharp rise to 2.7% in October, the consumer price index of inflation posted a cumulative increase of 1.9% for the year, comfortably in the middle of the central bank's target range of 1%-3%. Thanks to fiscal restraints on spending and faster growing revenues, the budget deficit came down to approximately 2.2% of GDP, well below the government's 3.4% target. Real GDP grew 5.2% in 2005 and long term inflation, though of concern in recent months, seems mostly benign. All in all, the country's economy, after a deep recession sparked by the re-emergence of violence and the burst of the global tech bubble, seems to us to be on much firmer footing.

OUTLOOK

We remain fundamentally optimistic about the Israeli market, but Prime Minister Sharon's deteriorating health and likely absence from the political scene does increase our perception of the risk premium in the country. Additionally, the emergence of Hamas as the majority party in the most recent Palestinian elections could have profound implications for the character of the Arab-Israeli conflict as well as efforts to resolve it.

Nevertheless, global economic fundamentals lead us to believe that 2006 will be another strong year for emerging markets generally, and Israel should be a beneficiary of this trend. Israel specifically will be characterized, in our view, by above-trend growth and modestly higher interest rates, which could increase the importance of close analysis and stock selection in achieving superior performance.

Respectfully,

/s/ Neil Gregson                       /s/ Steven B. Plump
Neil Gregson                           Steven B. Plump
Chief Investment Officer***            Chief Executive Officer and President****

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN ISRAEL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND AS WELL AS RISKS ASSOCIATED WITH INVESTING IN PRIVATE EQUITIES.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
*The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

**The Tel Aviv 100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

***Neil Gregson, who is a Managing Director of Credit Suisse Asset Management Limited ("Credit Suisse U.K."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse U.K. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The Emerging Markets Telecommunications Fund, Inc.

****Steven B. Plump is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2005 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

                                        AS OF PERCENT OF NET ASSETS
                                          31-DEC-05     30-SEP-05
                                          ---------     ---------
Banking                                       12.54%        11.57%
Chemicals                                      8.11%         7.85%
Computer Data Security                         5.09%         5.87%
Conglomerates                                  5.77%         5.16%
Electronics/Electrical Equipment               1.78%         1.62%
Financial Services                             1.97%         1.68%
Insurance                                      8.06%         8.29%
Mortgage Banking                               4.67%         4.16%
Pharmaceuticals                               16.89%        12.87%
Telecommunications                             7.33%         7.34%
Venture Capital                                7.26%         9.26%
Other                                         16.21%        13.24%
Cash & Other Assets                            4.32%        11.09%

TOP 10 HOLDINGS, BY ISSUER

                                                                            PERCENT OF
      HOLDING                                            SECTOR             NET ASSETS
---------------------------------------------------------------------------------------
 1.   Teva Pharmaceutical Industries Ltd.            Pharmaceuticals           14.2
 2.   Harel Insurance Investments Ltd.                 Insurance                7.0
 3.   Bank Hapoalim Ltd.                                Banking                 6.3
 4.   Bank Leumi Le-Israel Ltd.                         Banking                 5.3
 5.   Israel Chemicals Ltd.                            Chemicals                5.1
 6.   Check Point Software Technologies Ltd.       Computer Data Security       5.1
 7.   Bezeq Israeli Telecommunication
      Corporation Ltd.                             Telecommunications           5.0
 8.   Makhteshim-Agan Industries Ltd.                  Chemicals                3.0
 9.   Israel Discount Bank Ltd.                     Mortgage Banking            2.9
10.   Perrigo Co.                                   Pharmaceuticals             2.6

THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2005

                                                    NO. OF
DESCRIPTION                                         SHARES            VALUE
-------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-95.74%
ISRAEL-93.44%
AEROSPACE/DEFENSE-EQUIPMENT-0.77%
Elbit Systems Ltd.                                      23,500   $      574,613
                                                                 --------------
AIRLINES-0.19%
EL AL Israel Airlines+                                 174,089          142,440
                                                                 --------------
BANKING-12.54%
Bank Hapoalim Ltd.                                   1,010,000        4,660,710
Bank Leumi Le-Israel Ltd.                            1,035,000        3,951,649
United Mizrahi Bank Ltd.+                              122,500          703,333
                                                                 --------------
                                                                      9,315,692
                                                                 --------------
BUILDING-HEAVY CONSTRUCTION-0.96%
Housing & Construction
 Holdings Ltd.+                                        925,000          715,889
                                                                 --------------
CHEMICALS-8.12%
Israel Chemicals Ltd.                                  965,000        3,788,124
Makhteshim-Agan
 Industries Ltd.                                       390,001        2,238,891
                                                                 --------------
                                                                      6,027,015
                                                                 --------------
COMPUTER DATA SECURITY-5.09%
Check Point Software
 Technologies Ltd.+                                    188,100        3,780,810
                                                                 --------------
COMPUTER SOFTWARE-1.02%
Formula Systems (1985) Ltd.                             72,500          753,750
                                                                 --------------
CONGLOMERATES-5.77%
Albad Massuot Yitzhak Ltd.                              37,500          339,353
Discount Investment
 Corporation                                            33,500          805,845
Elco Holdings Ltd.                                      97,392          939,440
IDB Development
 Corporation Ltd.                                       44,001        1,263,488
IDB Holding Corporation Ltd.                            42,251          940,909
                                                                 --------------
                                                                      4,289,035
                                                                 --------------
CONSTRUCTION-0.16%
Bayside Land Corporation Ltd.                              700          117,976
                                                                 --------------

DIVERSIFIED OPERATIONS-0.70%
Elbit Medical Imaging Ltd.                               9,001   $      139,659
Macpell Industries Ltd.+                               116,074          113,458
Plasson Ltd.                                            17,500          263,504
                                                                 --------------
                                                                        516,621
                                                                 --------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS-0.34%
Telsys Ltd.                                             50,000          249,253
                                                                 --------------
ELECTRONICS/ELECTRICAL EQUIPMENT-1.78%
Camtek Ltd.+                                            29,400          129,360
Electra Consumer
 Products Ltd.+                                         52,000          282,757
Electra (Israel) Ltd.+                                   9,142          740,949
Nisko Industries (1992) Ltd.                            32,500          166,652
                                                                 --------------
                                                                      1,319,718
                                                                 --------------
FINANCIAL SERVICES-1.97%
F.I.B.I. Holdings Ltd.+                                 35,000          489,601
Gachelet Investments Co., Ltd.                          82,000          971,441
                                                                 --------------
                                                                      1,461,042
                                                                 --------------
FOOD & BEVERAGES-0.18%
Blue Square Chain Investments
 & Properties Ltd.                                       7,500           66,835
Gan Shmuel Food Industries                              16,940           64,048
                                                                 --------------
                                                                        130,883
                                                                 --------------
FOOD-RETAIL-0.34%
Supersol Ltd.                                          100,000          250,896
                                                                 --------------
INDUSTRIAL TECHNOLOGY-2.15%
Orbotech, Ltd.+                                         66,755        1,600,117
                                                                 --------------
INSURANCE-8.06%
Clal Insurance Enterprise
 Holdings Ltd.                                          39,000          795,556
Harel Insurance
 Investments Ltd.                                      115,971        5,194,268
                                                                 --------------
                                                                      5,989,824
                                                                 --------------
INTERNET SOFTWARE-1.90%
Aladdin Knowledge Systems+                              18,800          323,736
MIND C.T.I. Ltd.                                        72,200          189,164
RADWARE Ltd.+                                           49,300          895,288
                                                                 --------------
                                                                      1,408,188
                                                                 --------------

See accompanying notes to financial statements.

                                                    NO. OF
DESCRIPTION                                      SHARES/UNITS         VALUE
-------------------------------------------------------------------------------
INVESTMENT & HOLDING COMPANIES-0.76%
Ampal-American Israel Corp.,
 Class A+                                              135,000   $      531,900
The Renaissance Fund LDC+++                                 60           31,781
                                                                 --------------
                                                                        563,681
                                                                 --------------
METAL PRODUCTS-0.11%
Klil Industries Ltd.+                                   18,654           81,158
                                                                 --------------
MORTGAGE BANKING-4.67%
Discount Mortgage Bank Ltd.+                            10,750        1,324,702
Israel Discount Bank Ltd.,
 Class A+                                            1,160,000        2,143,471
                                                                 --------------
                                                                      3,468,173
                                                                 --------------
PAPER & RELATED PRODUCTS-0.35%
American Israeli Paper
 Mills Ltd.                                              6,089          258,736
                                                                 --------------
PHARMACEUTICALS-16.90%
DeveloGen AG+*                                             497          102,024
Perrigo Co.                                            126,000        1,893,934
Teva Pharmaceutical
 Industries Ltd., ADR                                  245,400       10,554,654
                                                                 --------------
                                                                     12,550,612
                                                                 --------------
REAL ESTATE OPERATIONS/DEVELOPMENT-1.39%
Industrial Buildings
 Corporation Ltd.                                      200,001          264,637
Property & Building
 Corporation Ltd.                                        8,525          770,205
                                                                 --------------
                                                                      1,034,842
                                                                 --------------
SEMICONDUCTOR & RELATED TECHNOLOGY-1.39%
DSP Group Inc.+                                         41,300        1,034,978
                                                                 --------------
TECHNOLOGY-0.00%
Lenslet Ltd.,
 Series E Preferred+*                                   30,838                0
                                                                 --------------
TELECOMMUNICATIONS-7.33%
AudioCodes Ltd.+                                        35,000          388,500
Bezeq Israeli Telecommunication
 Corporation Ltd.+                                   2,900,000        3,688,189

ECI Telecom Ltd.+                                      105,164   $      787,678
NICE Systems Ltd., ADR+                                 12,100          582,736
                                                                 --------------
                                                                      5,447,103
                                                                 --------------
TRADING COMPANIES-0.68%
Rapac Electronics Ltd.+                                116,278          331,881
Rapac Technologies (2000) Ltd.                          30,000          174,966
                                                                 --------------
                                                                        506,847
                                                                 --------------
TRANSPORTATION SERVICES-0.55%
Dan Vehicle &
 Transportation                                        100,000          408,017
                                                                 --------------
VENTURE CAPITAL-7.27%
ABS GE Capital Giza
 Fund, L.P.+++                                       1,250,001          224,025
Advent Israel
 (Bermuda) L.P.+++                                   1,682,293           75,015
BPW Israel Ventures LLC+++#                          1,674,588          952,692
Concord Ventures II
 Fund L.P.+++#                                       1,880,000          684,549
Delta Fund I, L.P.+++#                                 220,440          140,979
Formula Ventures L.P.+++                             1,000,000           81,300
Giza GE Venture
 Fund III L.P.+++#                                   1,125,000          648,990
K.T. Concord Venture
 Fund L.P.+++                                        1,000,000          499,818
Neurone Ventures II, L.P.+++#                          536,184          217,979
Pitango Fund II LLC+++                               1,000,000          222,406
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+++#                            1,500,000          885,120
Walden-Israel Ventures, L.P.+++                        500,000           65,715
Walden-Israel
 Ventures III, L.P.+++#                                864,188          698,592
                                                                 --------------
                                                                      5,397,180
                                                                 --------------
TOTAL ISRAEL
 (Cost $49,252,263)                                                  69,395,089
                                                                 --------------

                                 See accompanying notes to financial statements.

                                                    NO. OF
DESCRIPTION                                      SHARES/UNITS         VALUE
-------------------------------------------------------------------------------
GLOBAL-2.30%

VENTURE CAPITAL-2.30%
Emerging Markets
 Ventures I L.P.+ ++ #
 (Cost $1,546,799)                                   2,226,890    $    1,710,986
                                                                  --------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES
 (Cost $50,799,062)                                                   71,106,075
                                                                  --------------

                                                 PRINCIPAL
DESCRIPTION                                    AMOUNTS (000's)         VALUE
--------------------------------------------   ---------------    --------------
SHORT-TERM INVESTMENT-13.80%

GRAND CAYMAN-13.80%
Wells Fargo,
 overnight deposit, 3.05%,
 01/03/06 ** (Cost $10,249,000)                $        10,249    $   10,249,000
                                                                  --------------
TOTAL INVESTMENTS-109.54%
 (Cost $61,048,062) (Notes B,E,G)                                     81,355,075
                                                                  --------------
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-9.54%                                                   (7,081,807)
                                                                  --------------
NET ASSETS-100.00%                                                $   74,273,268
                                                                  ==============

----------
+    Non-income producing security.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H).
# As of December 31, 2005, the aggregate amount of open commitments for the Fund is $2,409,335. (See Note H).
* Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depository Receipts.

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2005

ASSETS
Investments, at value (Cost $61,048,062) (Notes B,E,G)              $   81,355,075
Cash                                                                            29
Receivables:
  Israeli tax refunds (Note B)                                              71,396
  Dividends                                                                 23,981
  Investments sold                                                           8,792
Prepaid expenses                                                             2,462
                                                                    --------------
Total Assets                                                            81,461,735
                                                                    --------------
LIABILITIES
Payables:
  Dividend (Note B)                                                      6,814,872
  Investment advisory fees (Note C)                                        192,970
  Investments purchased                                                      8,797
  Administration fees (Note C)                                               7,869
  Directors' fees                                                            2,500
  Other accrued expenses                                                   161,459
                                                                    --------------
Total Liabilities                                                        7,188,467
                                                                    --------------
NET ASSETS (applicable to 4,259,295 shares of common stock
 outstanding) (Note D)                                              $   74,273,268
                                                                    ==============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 4,259,295 shares issued
 and outstanding (100,000,000 shares authorized)                    $        4,259
Paid-in capital                                                         54,350,291
Undistributed net investment income                                         22,574
Accumulated net realized loss on investments and foreign
 currency related transactions                                            (410,538)
Net unrealized appreciation in value of investments and
 translation of other assets and liabilities denominated
 in foreign currency                                                    20,306,682
                                                                    --------------
Net assets applicable to shares outstanding                         $   74,273,268
                                                                    ==============
NET ASSET VALUE PER SHARE ($74,273,268 DIVIDED BY 4,259,295)        $        17.44
                                                                    ==============
MARKET PRICE PER SHARE                                              $        15.67
                                                                    ==============

                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS

                                                             FOR THE THREE    FOR THE FISCAL
                                                             MONTHS ENDED       YEAR ENDED
                                                              DECEMBER 31,     SEPTEMBER 30,
                                                                 2005              2005
                                                            ---------------   ---------------
INVESTMENT INCOME/(LOSS)
Income (Note B):
  Dividends                                                 $       408,411   $     1,798,137
  Interest                                                           72,128           145,344
  Investment income/(loss) allocated from partnerships                4,001          (395,540)
  Less: Foreign taxes withheld                                     (126,880)         (330,381)
                                                            ---------------   ---------------
  Total Investment Income                                           357,660         1,217,560
                                                            ---------------   ---------------
Expenses:
  Investment advisory fees (Note C)                                 236,501           887,288
  Custodian fees                                                     35,288           138,498
  Directors' fees                                                    20,528            45,712
  Administration fees (Note C)                                       16,703            79,514
  Audit and tax fees                                                 15,684           109,001
  Printing (Note C)                                                  13,082            74,629
  Legal fees                                                         12,180           237,600
  Accounting fees                                                     7,561            29,999
  NYSE listing fees                                                   5,986            23,387
  Shareholder servicing fees                                          3,012            19,999
  Insurance                                                             643             5,269
  Miscellaneous                                                       2,269            10,969
                                                            ---------------   ---------------
  Total Expenses                                                    369,437         1,661,865
  Less: Fee waivers (Note C)                                        (43,596)         (164,244)
                                                            ---------------   ---------------
    Net Expenses                                                    325,841        (1,497,621)
                                                            ---------------   ---------------
Net Investment Income/(Loss)                                         31,819          (280,061)
                                                            ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments                                                       (92,533)        7,295,297
  Foreign currency related transactions                              (7,390)           (9,535)
Net change in unrealized appreciation in value of
 investments and translation of other assets and
 liabilities denominated in foreign currency                      3,281,357        10,095,852
                                                            ---------------   ---------------
Net realized and unrealized gain on investments and
 foreign currency related transactions                            3,181,434        17,381,614
                                                            ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $     3,213,253   $    17,101,553
                                                            ===============   ===============

                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE FISCAL
                                                              FOR THE THREE                YEARS ENDED
                                                               MONTHS ENDED               SEPTEMBER 30,
                                                               DECEMBER 31,     ---------------------------------
                                                                  2005               2005              2004
                                                             ---------------    ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income/(loss)                               $        31,819    $      (280,061)  $      (118,846)
  Net realized gain/(loss) on investments and
   foreign currency related transactions                             (99,923)         7,285,762         1,580,728
Net change in unrealized appreciation in
 value of investments and translation of other
 assets and liabilities denominated
 in foreign currency                                               3,281,357         10,095,852         6,707,593
                                                             ---------------    ---------------   ---------------
   Net increase in net assets resulting from
    operations                                                     3,213,253         17,101,553         8,169,475
                                                             ---------------    ---------------   ---------------
Distributions to shareholders:
   Net realized gain on investments                               (6,814,872)                 -                 -
                                                             ---------------    ---------------   ---------------
   Total increase/(decrease) in net assets                        (3,601,619)        17,101,553         8,169,475
                                                             ---------------    ---------------   ---------------
NET ASSETS
Beginning of period                                               77,874,887         60,773,334        52,603,859
                                                             ---------------    ---------------   ---------------
End of period                                                $    74,273,268*   $    77,874,887   $    60,773,334
                                                             ===============    ===============   ===============

----------
* Includes undistributed net investment income of $22,574.

                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS

                                                             FOR THE THREE    FOR THE FISCAL
                                                              MONTHS ENDED      YEAR ENDED
                                                              DECEMBER 31,     SEPTEMBER 30,
                                                                 2005              2005
                                                            ---------------   ---------------
INCREASE/(DECREASE) IN CASH FROM
Operating Activities:
  Investment income received                                $       365,975   $     1,923,278
  Operating expenses paid                                          (371,185)       (1,504,721)
  Purchases of long-term portfolio investments                   (1,061,295)       (6,855,374)
  Proceeds from disposition of long-term portfolio
   investments                                                    2,380,710        12,131,559
  Net purchase of short-term portfolio investments               (1,285,000)       (5,724,000)
                                                            ---------------   ---------------
  Net decrease in cash from operating activities                     29,205           (29,258)
Cash at beginning of period                                         (29,176)               82
                                                            ---------------   ---------------
Cash at end of period                                       $            29   $       (29,176)
                                                            ===============   ===============
RECONCILIATION OF NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS TO NET INCREASE/(DECREASE)
IN CASH FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations        $     3,213,253   $    17,101,553
                                                            ---------------   ---------------
Adjustments:
  Decrease in receivables                                            12,316           310,178
  Decrease in accrued expenses                                      (50,855)           (5,827)
  Increase/(decrease) in prepaid expenses                             5,512            (1,273)
  Net realized gain/(loss) from partnership investments             413,611           (83,023)
  Net increase/(decrease) in cash from investment
   transactions                                                    (383,198)           30,748
  Net realized and unrealized gain on investments and
   foreign currency related transactions                         (3,181,434)      (17,381,614)
                                                            ---------------   ---------------
Total adjustments                                                (3,184,048)      (17,130,811)
                                                            ---------------   ---------------
NET INCREASE/(DECREASE) IN CASH FROM OPERATING ACTIVITIES   $        29,205   $       (29,258)
                                                            ===============   ===============

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                         FOR THE THREE
                                                         MONTHS ENDED             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                          DECEMBER 31,      ----------------------------------------------------
                                                             2005              2005          2004          2003          2002
                                                         -------------      ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $       18.28      $    14.27    $    12.35    $     9.50    $    11.64
                                                         -------------      ----------    ----------    ----------    ----------
Net investment income/(loss)                                      0.01           (0.07)        (0.03)        (0.22)+       (0.17)+
Net realized and unrealized gain/(loss) on investments
 and foreign currency related transactions                        0.75            4.08          1.95          3.42         (1.80)
                                                         -------------      ----------    ----------    ----------    ----------
Net increase/(decrease) in net assets resulting from
 operations                                                       0.76            4.01          1.92          3.20         (1.97)
                                                         -------------      ----------    ----------    ----------    ----------
Dividends and distributions to shareholders:
  Net investment income                                             --              --            --            --            --
  Net realized gain on investments and
   foreign currency related transactions                         (1.60)             --            --         (0.35)        (0.17)
                                                         -------------      ----------    ----------    ----------    ----------
Total dividends and distributions to shareholders                (1.60)             --            --         (0.35)        (0.17)
                                                         -------------      ----------    ----------    ----------    ----------
Anti-dilutive impact due to capital shares repurchased              --              --            --            --            --
                                                         -------------      ----------    ----------    ----------    ----------
Net asset value, end of period                           $       17.44      $    18.28    $    14.27    $    12.35    $     9.50
                                                         =============      ==========    ==========    ==========    ==========
Market value, end of period                              $       15.67      $    16.21    $    12.09    $    10.10    $     7.41
                                                         =============      ==========    ==========    ==========    ==========
Total investment return (a)                                       6.15%          34.08%        19.70%        40.57%       (21.24)%
                                                         =============      ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                  $      74,273      $   77,875    $   60,773    $   52,604    $   40,457
Ratio of expenses to average net assets (b)                       1.65%(c)        2.10%         1.92%         2.31%         2.08%
Ratio of expenses to average net assets,
 excluding fee waivers                                            1.87%(c)        2.33%         2.13%         2.54%         2.30%
Ratio of net investment income/(loss) to average
 net assets (b)                                                   0.16%(c)       (0.39)%       (0.19)%       (2.01)%       (1.44)%
Portfolio turnover rate                                           1.53%          10.65%         8.53%         2.94%        11.26%

----------
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.
(c)  Annualized.

                                 See accompanying notes to financial statements.

                                                                      FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------------------
                                                        2001         2000         1999         1998         1997         1996
                                                     ----------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $    23.24   $    17.18   $    15.04   $    18.41   $    13.10   $    13.20
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Net investment income/(loss)                              (0.06)+      (0.02)+      (0.02)+       0.07         0.35        (0.09)
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions                                             (8.39)        7.80         3.21        (2.97)        6.20        (0.01)
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Net increase/(decrease) in net assets resulting
 from operations                                          (8.45)        7.78         3.19        (2.90)        6.55        (0.10)
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Dividends and distributions to shareholders:
  Net investment income                                   (0.08)       (0.41)       (0.21)          --           --           --
  Net realized gain on investments and
   foreign currency related transactions                  (3.07)       (1.46)       (1.20)       (0.47)       (1.24)          --
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Total dividends and distributions to shareholders         (3.15)       (1.87)       (1.41)       (0.47)       (1.24)          --
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Anti-dilutive impact due to capital shares
 repurchased                                                 --         0.15         0.36           --           --           --
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                       $    11.64   $    23.24   $    17.18   $    15.04   $    18.41   $    13.10
                                                     ==========   ==========   ==========   ==========   ==========   ==========
Market value, end of period                          $     9.60   $   18.563   $   14.000   $   11.813   $   14.938   $   11.250
                                                     ==========   ==========   ==========   ==========   ==========   ==========
Total investment return (a)                              (38.21)%      47.61%       32.61%      (18.05)%      44.36%       (6.25)%
                                                     ==========   ==========   ==========   ==========   ==========   ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)              $   49,565   $   98,979   $   76,683   $   75,373   $   92,298   $   65,649
Ratio of expenses to average net assets (b)                1.88%        2.05%        2.05%        2.06%        2.26%        2.23%
Ratio of expenses to average net assets, excluding
 fee waivers                                               2.09%        2.28%        2.30%        2.31%        2.30%          --
Ratio of net investment income/(loss) to average
 net assets (b)                                           (0.39)%      (0.08)%      (0.12)%       0.42%        2.20%       (0.68)%
Portfolio turnover rate                                   21.11%       27.06%       18.65%       29.11%       16.98%       21.68%

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. ORGANIZATION

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On November 17, 2005, the Fund's Board of Directors approved a change in the Fund's fiscal year end from a twelve-month period ending September 30 to a twelve-month period ending December 31. The statements of operations, changes in net assets, cash flows and financial highlights for December 31, 2005 represent the three month period beginning on October 1, 2005 and ended on December 31, 2005.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At December 31, 2005, the Fund held 9.75% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $12,784,034 and fair value of $7,241,971. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available U.S. dollar cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the three months ended December 31, 2005, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 19, 2005, a distribution in the aggregate amount of $6,814,872, equal to $1.60 per share, from net realized gains on investment was declared. This distribution was paid on January 6, 2006 to shareholders of record as of December 21, 2005.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from underlying partnerships and adjusts the cost of underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values, and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's original prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel. However, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in investments that are tied economically to Israel.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse is contractually entitled to receive as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). Credit Suisse has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the three months ended December 31, 2005, Credit Suisse earned $236,501 for advisory services, of which Credit Suisse waived $43,596. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the three months ended December 31, 2005, Credit Suisse was reimbursed $2,898 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") an affiliate of Credit Suisse, is a sub-investment adviser to the Fund. Credit Suisse U.K. sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and not paid by the Fund.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") is also a sub-investment adviser to the Fund. Analyst I.M.S. is paid a fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, Credit Suisse pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 16.5%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the three months ended December 31, 2005, Analyst I.M.S. earned $67,097 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which Analyst I.M.S. receives a portion of the commissions on the Fund's trades executed in Israel. For the three months December 31, 2005, such commissions amounted to approximately $1,400.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the three months ended December 31, 2005, BSFM earned $13,805 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the three months ended December 31, 2005, Merrill was paid $2,203 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at December 31, 2005, Credit Suisse owned 7,169 shares.

NOTE E. INVESTMENT IN SECURITIES

For the three months ended December 31, 2005, purchases and sales of securities, other than short-term investments, were $1,070,092 and $2,238,809, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G., as administrative agent and syndication agent and State Street Bank and Trust Company, as operations agent, for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the three months ended December 31, 2005 the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of the distribution paid during the period ended December 31, 2005 of $6,814,872 was long-term capital gains.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and deferral of Post-October losses (as later defined). At December 31, 2005, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary
 income                                               $      22,574
Accumulated net realized
 gain                                                        30,870
Unrealized appreciation                                  20,216,608
                                                      -------------
Total distributable earnings                          $  20,270,052
                                                      =============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2005, the Fund incurred and elected to defer net realized capital losses of $344,403 and net realized foreign currency losses of $6,931.

At December 31, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $61,138,136, $29,460,813, $(9,243,874) and $20,216,939, respectively.

At December 31, 2005, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions $9,245 to undistributed net investment income to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                                  NUMBER                                                   FAIR
                                    OF                                                    VALUE AT     VALUE PER
                               UNITS/SHARES     ACQUISTION  DATE(S)         COST          12/31/05     UNIT/SHARE
                               ------------   ---------------------     ------------    -----------    ----------
ABS GE Capital Giza               1,250,001     02/03/98 - 02/13/02     $  1,009,773    $   224,025    $     0.18
                               ------------                             ------------    -----------
Advent Israel
 (Bermuda) L.P.                   1,682,293     06/16/93 - 01/16/98        1,835,404         75,015          0.04
                               ------------                             ------------    -----------
BPW Israel Ventures LLC           1,482,848     10/05/00 - 07/1/04         1,078,779        843,609          0.57
                                     94,446     1/3/2005 - 09/21/05           89,549         53,731          0.57
                                     97,294         12/09/05                  97,294         55,352          0.57
                               ------------                             ------------    -----------
                                  1,674,588                                1,265,622        952,692
                               ------------                             ------------    -----------
Concord Ventures II
 Fund L.P.                        1,760,000     03/29/00 - 08/19/04        1,199,721        640,854          0.36
                                    120,000     3/4/2005 - 7/11/05           107,839         43,695          0.36
                               ------------                             ------------    -----------
                                  1,880,000                                1,307,560        684,549
                               ------------                             ------------    -----------
Delta Fund I, L.P.                  212,940     11/15/00 - 07/01/04          149,410        136,182          0.64
                                      7,500         09/09/05                   8,061          4,797          0.64
                               ------------                             ------------    -----------
                                    220,440                                  157,471        140,979
                               ------------                             ------------    -----------
Emerging Markets
 Ventures IL.P.                   2,205,494     01/22/98 - 07/06/04        1,525,572      1,694,547          0.77
                                     21,396    1/10/2005 - 6/30/05            21,227         16,439          0.77
                               ------------                             ------------    -----------
                                  2,226,890                                1,546,799      1,710,986
                               ------------                             ------------    -----------
Formula Ventures L.P.             1,000,000     08/06/99 - 06/14/04          228,948         81,300          0.08
                               ------------                             ------------    -----------
Giza GE Venture
 Fund III L.P.                      850,000      1/31/00 - 03/15/04          537,991        490,348          0.58
                                    275,000   10/11/2004 - 08/10/05          252,521        158,642          0.58
                               ------------                             ------------    -----------
                                  1,125,000                                  790,512        648,990
                               ------------                             ------------    -----------
K.T. Concord Venture
 Fund L.P.                        1,000,000     12/08/97 - 09/29/00          788,287        499,818          0.50
                               ------------                             ------------    -----------

                                  PERCENT
                                  OF NET     DISTRIBUTIONS        OPEN
                                  ASSETS       RECEIVED        COMMITMENTS
                                  -------    -------------    ------------
ABS GE Capital Giza                  0.30    $   1,605,498    $         --
                                  -------    -------------    ------------
Advent Israel
 (Bermuda) L.P.                      0.10        3,851,769              --
                                  -------    -------------    ------------
BPW Israel Ventures LLC              1.14
                                     0.07
                                     0.07
                                  -------    -------------    ------------
                                     1.28               --         625,412
                                  -------    -------------    ------------
Concord Ventures II
 Fund L.P.                           0.86
                                     0.06
                                  -------    -------------    ------------
                                     0.92           75,777         120,000
                                  -------    -------------    ------------
Delta Fund I, L.P.                   0.18
                                     0.01
                                  -------    -------------    ------------
                                     0.19           45,794         30,000
                                  -------    -------------    ------------
Emerging Markets
 Ventures I L.P.                     2.28
                                     0.02
                                  -------    -------------    ------------
                                     2.30          603,504         273,110
                                  -------    -------------    ------------
Formula Ventures L.P.                0.11          275,968              --
                                  -------    -------------    ------------
Giza GE Venture
 Fund III L.P.                       0.66
                                     0.22
                                  -------    -------------    ------------
                                     0.88           89,781         125,000
                                  -------    -------------    ------------
K.T. Concord Venture
 Fund L.P.                           0.67          329,701              --
                                  -------    -------------    ------------

                               NUMBER                                                 FAIR                       PERCENT
                                OF                                                  VALUE AT       VALUE PER      OF NET
                            UNITS/SHARES   ACQUISTION  DATE(S)         COST         12/31/05      UNIT/SHARE      ASSETS
                            ------------   -------------------    -------------    -----------    ----------     -------

Neurone Ventures II, L.P.        438,684   11/24/00 - 09/24/04    $     208,373    $   178,342    $     0.41        0.25
                                  97,500   3/24/2005 - 8/15/05           83,184         39,637          0.41        0.05
                               ---------                          -------------    -----------                   -------
                                 536,184                                291,557        217,979                      0.30
                               ---------                          -------------    -----------                   -------
Pitango Fund II LLC            1,000,000   10/31/96 - 08/01/01          536,638        222,406          0.22        0.30
                               ---------                          -------------    -----------                   -------
SVE Star Ventures
Enterprises GmbH &
 Co. No. IX KG                 1,250,000   12/21/00 - 08/09/04          933,905        737,600          0.59        0.99
                                 250,000       03/30/2005               243,284        147,520          0.59        0.20
                               ---------                          -------------    -----------                   -------
                               1,500,000                              1,177,189        885,120                      1.19
                               ---------                          -------------    -----------                   -------
The Renaissance Fund                  60   03/30/94 - 03/21/97          213,193         31,781        529.68        0.04
                               ---------                          -------------    -----------                   -------
Walden-Israel
 Ventures,L.P.                   500,000   09/28/93 - 05/16/97          282,752         65,715          0.13        0.09
                               ---------                          -------------    -----------                   -------
Walden-Israel
 Ventures III, L.P.              492,938   02/23/01 - 05/27/04          353,364        398,481          0.81        0.54
                                 371,250   11/10/04 - 06/09/05          356,966        300,111          0.81        0.40
                               ---------                          -------------    -----------                   -------
                                 864,188                                710,330        698,592                      0.94
                               ---------                          -------------    -----------                   -------
Total                                                             $  12,142,035    $ 7,139,947                      9.61
                                                                  =============    ===========                   =======

                               DISTRIBUTIONS      OPEN
                                 RECEIVED      COMMITMENTS
                               -------------   ------------
Neurone Ventures II, L.P.

                               -------------   ------------
                               $      39,421   $    225,000
                               -------------   ------------
Pitango Fund II LLC                1,115,588             --
                               -------------   ------------
SVE Star Ventures
Enterprises GmbH &
 Co. No. IX KG


                               -------------   ------------
                                          --        500,000
                               -------------   ------------
The Renaissance Fund                 567,308             --
                               -------------   ------------
Walden-Israel
 Ventures,L.P.                       442,280             --
                               -------------   ------------
Walden-Israel
 Ventures III, L.P.


                               -------------   ------------
                                      10,234        510,813
                               -------------   ------------
                               $   9,052,623   $  2,409,335
                               =============   ============

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The First Israel Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The First Israel Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations and its cash flows for the three months then ended and the year ended September 30, 2005, the changes in its net assets for the three months then ended, each of the two years in the period ended September 30, 2005 and September 30, 2004, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and private equity issuers, provide a reasonable basis for our opinion.

As explained in Note B, the financial statements include securities valued at $7,241,971 (9.75% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 17, 2006

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 29, 2005, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)  To elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                       FOR      WITHHELD
-------------------                 ---------   --------
James J. Cattano                    3,411,468     97,161
Steven N. Rappaport                 3,406,077    102,552

In addition to the directors elected at the meeting, Enrique R. Arzac and George
W. Landau continued as Directors of the Fund.

Effective April 15, 2005, William W. Priest, Jr. resigned as a Director of the Fund.

Effective March 29, 2005 and May 18, 2005, Phillip Goldstein and Michael E. Kenneally, respectively, were elected as Directors of the Fund by the Board of Directors.

Effective December 6, 2005, Michael E. Kenneally resigned as a Director of the Fund.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2005) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $1.60 per share distribution paid in respect of such year is represented entirely by net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2005.

Notification for calendar year 2005 was mailed in January 2006. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Trust Company, N.A., ("Computershare"), not by The First Israel Fund, Inc. (the "Fund"). Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: Computershare Trust Company N.A., Computershare InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of Computershare Trust Company, N.A.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                                                         NUMBER OF
                                                   TERM                                PORTFOLIOS IN
                                                 OF OFFICE                                 FUND
                                POSITION(S)      AND LENGTH          PRINCIPAL           COMPLEX                OTHER
NAME, ADDRESS AND               HELD WITH         OF TIME       OCCUPATION(S) DURING    OVERSEEN BY         DIRECTORSHIPS
DATE OF BIRTH                      FUND            SERVED         PAST FIVE YEARS        DIRECTOR          HELD BY DIRECTOR
--------------------------   ---------------   --------------   --------------------   -------------  ------------------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac*            Chairman of the   Director since   Professor of Finance        47        Director of The Adams Express
c/o Credit Suisse Asset      Board of          1996; Chairman   and Economics,                        Company (a closed-end
Management, LLC              Directors;Nomi-   since 2005;      Graduate School of                    investment company); Director
Attn: General Counsel        nating Committ-   current term     Business, Columbia                    of Petroleum and Resources
466 Lexington Avenue         ee Chairman and   ends at the      University since                      Corporation (a closed-end
New York, New York           Audit Committee   2006 annual      1971                                  investment company)
10017-3140                   Member            meeting

Date of Birth: 10/02/41

James J. Cattano             Director; Nomi-   Since 2005       President, Primary          4         None
c/o Primary Resources, Inc.  nating and                         Resources, Inc. (an
55 Old Field Point Road      Audit Committee                    international
Greenwich, Connecticut       Member                             trading and manufac-
06830                                                           turing company
                                                                specializing in the
Date of Birth: 06/24/43                                         sale of agricultural
                                                                commodities through-
                                                                out Latin American
                                                                markets) since
                                                                October 1996

Phillip Goldstein            Director; Nomi-   Since 2005       Investment Adviser,         2         Director, Brantley Capital
Opportunity Partners L.P.    nating and                         Opportunity Partners                  Corporation; Director, The
60 Heritage Drive            Audit Committee                    L.P. since 1992                       Mexico Equity and Income Fund
Pleasantville, NY 10570      Member

Date of Birth: 01/28/45

Steven N. Rappaport          Director; Nomi-   Since 1992;      Partner of Lehigh           46        Director of Presstek, Inc.
Lehigh Court, LLC            nating and        current term     Court,  LLC and RZ                    (digital imaging technologies
40 East 52nd Street          Audit Committee   ends at the      Capital (private                      company); Director of Wood
New York, New York           Member            2008 annual      investment firms)                     Resources, LLC (plywood
10022                                          meeting          since July 2002;                      manufacturing company)
                                                                Transition Advisor
Date of Birth: 07/10/48                                         to SunGard Securities
                                                                Finance, Inc. from
                                                                February 2002 to
                                                                July 2002; President
                                                                of SunGard Securit-
                                                                ies Finance, Inc.
                                                                from 2001 to
                                                                February 2002;
                                                                President of
                                                                Loanet, Inc.
                                                                (on-line accounting
                                                                service) from 1997
                                                                to 2001

George W. Landau             Honorary          Since 2005;      Senior Advisor,             4         Director of GAM Funds, Inc.
c/o Credit Suisse            Director          Director since   Latin America, The
Asset Management, LLC                          1995             Coca-Cola Company
Attn: General Counsel                                           since 1988; Advisor
466 Lexington Avenue                                            of Guardian Industr-
New York, New York                                              ies (a glass manufa-
10017-3140                                                      cturer) since 1992

Date of Birth: 03/04/20

----------
* Effective December 6, 2005, Enrique R. Arzac was appointed as Chairman of the Board of Directors. Michael E. Kenneally, who previously held this position, resigned as a Director effective December 6, 2005.

                               POSITION(S)          LENGTH
NAME, ADDRESS AND               HELD WITH          TIME OF
DATE OF BIRTH                     FUND              SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   ---------------------   -----------   -----------------------------------------------
OFFICERS

Steven B. Plump**         Chief Executive         Since 2005    Managing Director; Associated with Credit
Credit Suisse Asset       Officer and President                 Suisse or its predecessor since 1995; Officer
Management, LLC                                                 of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 02/08/59

Neil Gregson              Chief Investment        Since 2004    Managing Director of Credit Suisse Asset
c/o Credit Suisse Asset   Officer                               Management Limited ("Credit Suisse U.K.");
Management, LLC                                                 Associated with Credit Suisse U.K. since 1990
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 05/10/62

Michael A. Pignataro      Chief Financial         Since 1993    Director and Director of Fund Administration of
Credit Suisse Asset       Officer and Secretary                 Credit Suisse; Associated with Credit Suisse or
Management, LLC                                                 its predecessor since 1984; Officer of other
466 Lexington Avenue                                            Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio            Chief Compliance        Since 2004    Director and Global Head of Compliance of
Credit Suisse Asset       Officer                               Credit Suisse; Associated with Credit Suisse
Management, LLC                                                 since July 2000; Vice President and Director of
466 Lexington Avenue                                            Compliance of Forstmann-Leff Associates from
New York, New York                                              1998 to June 2000; Officer of other Credit
10017-3140                                                      Suisse Funds

Date of Birth: 09/21/66

Ajay Mehra                Chief Legal Officer     Since 2004    Director and Head of Legal Americas Traditional
Credit Suisse Asset                                             Asset Management and Hedge Funds; Associated
Management, LLC                                                 with Credit Suisse since September 2004.;
466 Lexington Avenue                                            Senior Associate of Sherman & Sterling LLP from
New York, New York                                              September 2000 to September 2004; Senior
10017-3140                                                      Counsel of the SEC Division of Investment
                                                                Management from June 1997 to September 2000;
Date of Birth: 08/14/70                                         Officer of other Credit Suisse Funds

----------
** Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive Officer and President of the Fund. Michael E. Kenneally, who previously held these positions, resigned effective July 31, 2005.

                               POSITION(S)           LENGTH
NAME, ADDRESS AND               HELD WITH           OF TIME
DATE OF BIRTH                     FUND               SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   ---------------------   -----------   -----------------------------------------------
J. Kevin Gao              Senior Vice President   Since 2004    Director and Legal Counsel of Credit Suisse;
Credit Suisse Asset                                             Associated with Credit Suisse since July 2003;
Management, LLC                                                 Associated with the law firm of Willkie Farr &
466 Lexington Avenue                                            Gallagher LLP from 1998 to 2003; Officer of
New York, New York                                              other Credit Suisse Funds
10017-3140

Date of Birth: 10/13/67

Robert Rizza              Treasurer               Since 1999    Vice President of Credit Suisse; Associated
Credit Suisse Asset                                             with Credit Suisse since 1998; Officer of other
Management, LLC                                                 Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

ANNUAL CERTIFICATIONS (UNAUDITED)

The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), will annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, (ii) a sub-advisory agreement with Analyst Exchange Trading Services Ltd. ("Analyst") for the Fund, and (iii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse U.K.") for the Fund. The investment advisory agreement with Credit Suisse and the investment sub-advisory agreements with Credit Suisse U.K. and Analyst (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 16-17, 2005, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and the Sub-Advisers and the re-approval of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Advisers were provided to the Board, as were responses of Credit Suisse and the Sub-Advisers to requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by, investment personnel of Credit Suisse and the Sub-Advisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the chief investment officer who is primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Fund, Credit Suisse and the Sub-Advisers. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Fund's Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of Credit Suisse and the Sub-Advisers, including their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Credit Suisse's compensation arrangements for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark indices, the MSCI Israel Index and the TA-100 Index. The Board noted that, although the Fund underperformed its benchmark indices in some periods, the Fund has significantly outperformed the MSCI Israel Index since inception. The Board also observed that the Fund's underperformance compared to its benchmark indices can in part be explained by restrictions on diversification of the Fund's portfolio holdings.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end mutual funds in the Fund's Peer Group and Universe. The Board noted that the overall expense ratio of the Fund was consistent with the Peer Group's median overall expense ratio, both including and excluding investment-related expenses and taxes.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Credit

Suisse to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the "Net Advisory Rate"). The Board noted that Credit Suisse had voluntary fee waivers in effect to base its current investment advisory fee upon the lower of the average weekly stock price or its average weekly net assets and to waive the advisory fee previously paid to the Fund's former sub-adviser Giza Ltd.

Additionally, the Board received and considered information comparing the Net Advisory Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with that of the other funds in its Peer Group. The Board noted that the Net Advisory Rate for the Fund, considering the effective voluntary fee waivers, was not appreciably higher than the median rate of the Fund's Peer Group. The Board noted that the Net Advisory Rate reflected that Credit Suisse was authorized to invest a significant percentage of the Fund's assets in privately placed securities. The Board also noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's-length. The Board concluded that the combined rates of investment advisory and administration fees for the Fund, considering the effective voluntary fee waivers, were not appreciably higher than the combined median rates of its Peer Group. The Board concluded that these factors supported the Advisory Agreement Rate and the Net Advisory Rate.

The Board also reviewed the Sub-Advisory Agreement Rates charged by Credit Suisse U.K. and Analyst, which serve as Sub-Advisers to the Fund. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described here.

PROFITABILITY

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse U.K. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board received and considered an estimated profitability analysis and financial statements of Credit Suisse U.K. and a profit and loss statement from Analyst for the Fund based on their Sub-Advisory Agreement Rates, as well as on other relationships between the Fund and Credit Suisse U.K. and its affiliates, and between the Fund and Analyst and its affiliates, respectively. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Advisers by Credit Suisse and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Advisers and their affiliates received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreement for the Fund did not offer breakpoints. However, the Board considered the diminished opportunity to achieve economies of scale in the context of a closed-end fund and concluded that the fees were fair and equitable based on relevant factors.

The Board did not receive information regarding any economies of scale of unaffiliated sub-advisers given that the sub-advisory fees are paid to Analyst by Credit Suisse and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services, and general information about the fees, offered by Credit Suisse U.K. to other clients as well as services offered by Analyst to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate for Credit Suisse U.K. were reasonable, given the nature and extent of services provided and comparison with rates offered to other clients. Where Credit Suisse's rates offered to its other clients were appreciably lower, the Board considered that Credit Suisse's voluntary fee waivers would decrease the Advisory Agreement Rate. The Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, emerging market country fund, particularly one that is authorized to invest a significant percentage of its assets in privately placed securities, compared with other clients or other funds, provided a justification for the higher fee rates charged to the Fund. The Board did not receive comparative fee rate materials for Analyst, but concluded that the Sub-Advisory Agreement Rate for Analyst was fair and equitable based on other considerations, including the performance of the Fund as sub-advised by Analyst. The Board also considered that sub-advisory fees are paid to Analyst by Credit Suisse and not the Fund, and that the Board had separately determined that the Advisory Agreement Rate for the Fund was fair and equitable.

OTHER BENEFITS TO CREDIT SUISSE AND THE SUB-ADVISERS

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates, including Credit Suisse U.K., and the Sub-Advisers as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse and the Sub-Advisers with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Credit Suisse and the Sub-Advisers as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates or the Sub-Advisers and their affiliates).

The Board also considered the effectiveness of practices of Credit Suisse and Credit Suisse U.K. in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized. The Board also reviewed the policies of Credit Suisse U.K. regarding the allocation of portfolio investment opportunities among the Fund and its other clients.

OTHER FACTORS AND BROADER REVIEW

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Advisers annually as part of the re-approval process under
Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Advisers at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer and managers of the Fund at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The First Israel Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

               -    By calling 1-800-293-1232;

               -    On the Fund's website, www.credit-suisse.com/us

               - On the website of the Securities and Exchange Commission, http://www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund                 Credit Suisse Japan Equity Fund
Credit Suisse Cash Reserve Fund                         Credit Suisse Large Cap Blend Fund
Credit Suisse Commodity Return Strategy Fund            Credit Suisse Large Cap Value Fund
Credit Suisse Emerging Markets Fund                     Credit Suisse Mid-Cap Growth Fund
Credit Suisse Fixed Income Fund                         Credit Suisse New York Municipal Fund
Credit Suisse Global Fixed Income Fund                  Credit Suisse Short Duration Bond Fund
Credit Suisse Global Small Cap Fund                     Credit Suisse Small Cap Growth Fund
Credit Suisse High Income Fund                          Credit Suisse Small Cap Value Fund
Credit Suisse International Focus Fund                  Credit Suisse Strategic Allocation Fund



Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The First Israel Fund, Inc. is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The Fund's market price is published in The New York Times (daily) under the designation "FtIsrl" and The Wall Street Journal (daily), and Barron's (each Monday) under the designation "FstIsrael." The Fund's New York Stock Exchange, Inc. trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.credit-suisse.com/us.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Chairman of the Board of Directors

James J. Cattano        Director

Phillip Goldstein       Director

George W. Landau        Honorary Director

Steven N. Rappaport     Director

Steven B. Plump         Chief Executive Officer and President

Neil Gregson            Chief Investment Officer

J. Kevin Gao            Senior Vice President

Ajay Mehra              Chief Legal Officer

Emidio Morizio          Chief Compliance Officer

Michael A. Pignataro    Chief Financial Officer and Secretary

Robert Rizza            Treasurer

John E. Smith Jr.       Assistant Treasurer

Karen Regan             Assistant Secretary


INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

INVESTMENT SUB-ADVISER

Analyst Exchange and Trading Services Ltd.
46 Rothschild Boulevard
Tel Aviv, 66883 Israel

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                      [ISL LOGO]

                                                                     ISL-AR-1205

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2005. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2005.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal year ended September 30, 2005 and the fiscal period ended December 31, 2005.

                          SEPTEMBER 30, 2005      DECEMBER 31, 2005
                          -------------------     ------------------
Audit Fees                 $           53,550      $          32,600
Audit-Related Fees(1)      $           12,050      $           8,900
Tax Fees(2)                $            7,860      $           7,860
All Other Fees                             --                     --
Total                      $           73,460      $          49,360

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,150 for the fiscal year ended September 30, 2005) and an attestation on the Fund's compliance with an Israeli Tax Ruling ($8,900 in the fiscal year ended September 30, 2005 and $8,900 for the fiscal period ended December 31, 2005).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended September 30, 2005 and December 31, 2005.

                          SEPTEMBER 30, 2005      DECEMBER 31, 2005
                          -------------------     ------------------
Audit-Related Fees                        N/A                    N/A
Tax Fees                                  N/A                    N/A
All Other Fees             $          394,000                    N/A
Total                      $          394,000                    N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                          SEPTEMBER 30, 2005      DECEMBER 31, 2005
                          -------------------     ------------------
Audit-Related Fees                        N/A                    N/A
Tax Fees                                  N/A                    N/A
All Other Fees                            N/A                    N/A

Total                                     N/A                    N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended September 30, 2005 and December 31, 2005:

                          SEPTEMBER 30, 2005      DECEMBER 31, 2005
                          -------------------     ------------------
Audit-Related Fees                        N/A                    N/A
Tax Fees                                  N/A                    N/A
All Other Fees                            N/A                    N/A
Total                                     N/A                    N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended September 30, 2005 and December 31, 2005 were $19,910 and $16,760, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, Phillip Goldstein and Steven N. Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -    a copy of the Policy;

     -    a copy of each proxy statement received on behalf of CSAM clients;

     -    a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the Chief Investment Officer of The First Israel Fund, Inc., as of December 31, 2005, is set forth below.

Neil Gregson             Managing Director of Credit Suisse Asset Management
Chief Investment         Limited; Associated with Credit Suisse Asset Management
Officer Since 2004       Limited since 1990

Date of Birth: 05/10/62

     Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

          As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Gregson and the total assets managed within each category as of December 31, 2005.

          REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                COMPANIES                VEHICLES           OTHER ACCOUNTS
          ----------------------------------------------------------------
          4       $ 414 million   3         $ 560 million   0          N/A
          ----------------------------------------------------------------

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

          It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolio's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

          If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

          Credit Suisse's compensation to Mr. Gregson set forth below includes both a fixed base salary component and bonus component. The bonus component is composed of two parts. The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by Mr. Gregson, business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which Mr. Gregson is responsible ("Performance Based Bonus"). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-years) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager's bonus. The following table sets forth the benchmark used over a one year period in determining Mr. Gregson's Performance Based Bonus.

           BENCHMARK                          PEER GROUP
-----------------------------     -----------------------------------
 MSCI Global Emerging Markets        Lipper Emerging Markets Fund
 Performance Attribution Rpts

      MSCI Eastern Europe         Lipper Hindsight LUX Eastern Europe
     MSCI Emerging Europe
      FT Gold Mines Index          Lipper Hindsight Global Emerging
 MSCI Global Emerging Markets                   Markets
   MSCI Weighted sub-sectors
                                     Lipper Emerging Markets Fund

                                        Lipper Precious Metals

Securities Ownership. As of December 31, 2005, Mr. Gregson did not own any shares of the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated February 9, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)  Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE FIRST ISRAEL FUND, INC.

          /s/ Steven B. Plump
          -------------------
          Name:  Steven B. Plump
          Title: Chief Executive Officer
          Date:  March 9, 2006

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Steven B. Plump
          -------------------
          Name:  Steven B. Plump
          Title: Chief Executive Officer
          Date:  March 9, 2006

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  March 9, 2006